UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

Pegasystems Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11859

Massachusetts	04-2787865
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

One Rogers Street, Cambridge, MA 02142

(Address of principal executive offices, including zip code)

101 Main Street, Cambridge, Massachusetts 02142

(Former address of principal executive offices, including zip code)

617-374-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On November 9, 2015, Rafeal E. Brown, Chief Financial Officer, Chief Administrative Officer, Senior Vice President, and Principal Financial Officer of the Company, notified the Company of his intention to resign from his positions effective November 30, 2015. The Company has begun a search for a permanent successor.

A copy of the press release announcing Mr. Brown’s resignation is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1    Press release from Pegasystems Inc. dated November 13, 2015.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.

Date: November 13, 2015	By:	/s/ Anne T. Warner
Anne T. Warner Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release issued by Pegasystems Inc. on November 13, 2015.